Exhibit 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated March 21, 1997 included in DynCorp's Form 10-K for the year ended December 31, 1996 and to all references to our Firm included in this registration statement.



                            /s/ Arthur Andersen, LLP

                                                     ARTHUR ANDERSEN LLP


Washington, D. C.
May 7, 1997